UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2016

Asterias Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36646	46-1047971

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)

(510) 456-3800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 14, 2016, Asterias Biotherapeutics, Inc. (the “Company”) announced via press release certain operating and financial results for the quarter ended September 30, 2016. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Also on November 14, 2016, the Company held a conference call with analysts and investors, the transcript is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Tables and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Asterias Biotherapeutics, Inc. Press Release dated November 14, 2016.

99.2	Transcript of conference call held on November 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTERIAS BIOTHERAPEUTICS, INC.

Date: November 16, 2016	By:	/s/ Ryan D. Chavez
Executive Vice President, Finance and General Counsel